July 1, 2021

Eubel Brady & Suttman Income AND APPRECIATION Fund

TICKER SYMBOL: EBSZX

Eubel Brady & Suttman Income Fund

TICKER SYMBOL: EBSFX

Each a Series of

Eubel Brady & Suttman Mutual Fund TRUST

Supplement to

Statement of Additional Information

Dated December 1, 2020

Changes to the Board of Trustees for the Eubel Brady & Suttman Mutual Fund Trust became effective on January 15, 2021 when Robert A. Goering resigned from his position as Trustee of the Trust and Chairman of the Audit and Governance Committee after being elected to serve as Judge in the Hamilton County Ohio Court of Common Pleas. All references to Robert Goering in the Statement of Additional Information should be disregarded. On January 15, 2021 Virginia Boeckman was elected to serve as the Chair of the Audit and Governance Committee in place of Mr. Goering. On June 10, 2021 Kathryn E. Borchers was elected by shareholders of the Trust to serve on the Board of Trustees.

The list of Trustees and officers of the Trust beginning on page 37 of the Statement of Additional Information is replaced by the following:

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies Held by Nominee/ Trustee in Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee/ Trustee
Interested Trustee:
Scott E. Lundy, CFP* Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1976	Since July 2014	President and Trustee	Executive Vice President and Principal of the Adviser since 2003; Chief Compliance Officer of the Adviser from March 2016 until April 2019.	NA	2
Independent Trustees:
Christopher C. Young c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1962	Chairman since July 2016; Trustee since July 2014	Chairman and Trustee	Vice President, Sales of New Day Aluminum (aluminum manufacturer) from October 2016 to present (purchaser of Noranda Aluminum where he worked as Vice President, Sales from January 2014 until October 2016 and as a director from 2010 to 2013).	NA	2

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies Held by Nominee/ Trustee in Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee/ Trustee
Virginia A. Boeckman c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1960	Since March 2017	Trustee; Chair of Audit and Governance Committee	Manager, SAP Finance Application Development & Support for CareSource Ohio (non-profit managed healthcare provider) from January 2017 to present; Senior Project Manager, Finance at LexisNexis (an information service provider) from 2008 to 2017.	NA	2
Kathryn E. Borchers c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1963	Since June 2021	Trustee	Senior Director, Human Resource (HR) Operations for CareSource Ohio (non-profit managed healthcare provider) from October 2016 to present; Senior Consultant and Adjunct Facilitator at Stellar Performance (HR coaching and workshop facilitator) from January 2016 until September 2016.	NA	2
Executive Officers
Terri L. King, IACCP® Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of Birth: 1961	Since July 2014	Chief Compliance Officer	Chief Compliance Officer of the Adviser since April 2019; Compliance Manager of the Adviser from 2003 until 2019.

Theresa M. Bridge Ultimus Fund Solutions, LLC 225 Pictoria Drive, Ste. 450 Cincinnati, OH 45246 Year of Birth: 1969	Since July 2014	Treasurer	Senior Vice President-Director of Financial Administration of Ultimus Fund Solutions, LLC since 2000.

Ronald L. Eubel Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of Birth: 1960	Since July 2014	Secretary	Co-Chief Investment Officer and Principal of the Adviser since 1993.

*Scott E. Lundy, as an affiliated person of the Adviser is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) under the 1940 Act.

The description of the qualifications of the Trustees on page 39 of the Statement of Additional Information is replaced by the following.

Interested Trustee:

Scott E. Lundy. Mr. Lundy is Executive Vice President and Principal of the Adviser and served as Chief Compliance Officer of the Adviser from March 2016 until April 2019. Prior to joining the Adviser in 2003, he worked as a financial consultant. Mr. Lundy earned his Certified Financial Planner designation in 2004 and has 18 years of investment experience. He also holds a B.S. in accounting from Florida Gulf Coast University. Mr. Lundy has served as a Trustee of the Trust since 2014. The Board has concluded that Mr. Lundy is suitable to serve as a Trustee because of his professional investment and business experience and his academic background.

Independent Trustees:

Christopher C. Young. Mr. Young has been the Vice President of Sales for New Day Aluminum since October 2016. From 2010 until 2016, he worked at Noranda Aluminum in the roles of Vice President of Sales and Director. He is a co-founder of B2BSX, a business software exchange for custom and platform dependent applications and was a principal of the firm from 2007 until 2010. Mr. Young earned his B.A. degree from Duke University and his Master of Business Administration (“M.B.A”) from the Kellogg Graduate School of Management at Northwestern University. He has served as a Trustee of the Trust since 2014 and Chairman since 2016. The Board has concluded that Mr. Young is suitable to serve as a Trustee because of his leadership roles, professional experience and academic background.

Virginia A. Boeckman. Ms. Boeckman is a Manager at CareSource (a non-profit managed healthcare provider) where she is responsible for SAP (Systems, Applications and Products) Finance Application Development and Support, a billing and financial software application. From July 2008 until January 2017, she worked at LexisNexis (an information service provider) where her last position was Senior Project Manager, Finance. She has also worked as a Senior IT Business Analyst at NCR Corporation (a consumer transaction technology company), Finance Team Manager at MeadWestvaco Corporation (a former packaging company), an accounting manager at Roberds Inc./Day-Pak Inc. (a retailer) and a staff auditor at Deloitte & Touche LLP. Ms. Boeckman is a non-practicing Certified Public Accountant and earned her B.S. in Accounting from the University of Dayton. She has served as a Trustee of the Trust since 2017 and Chair of the Audit and Governance Committee since 2021. The Board has concluded that Ms. Boeckman is suitable to serve as a Trustee because of her leadership roles and business experience and her background in accounting and information technology
Kathryn E. Borchers. Ms. Borchers is a Senior Director in Human Resources (HR) at CareSource (a non-profit managed healthcare provider) where she is responsible for HR Technology, people data analytics, and operations. From January 2016 until September 2016, she was a Senior Consultant and Adjunct Facilitator at Stellar Performance, a human resource team building and leadership development facilitator. Prior to that she held various leadership roles at Elsevier (digital solutions for scientific, technical and health communications), a division of RELX. Her last two leadership positions there were Vice President, Technology Infrastructure and Operations and Senior Vice President, eProduct Services. She is a Vice Chair and Board Member of Hannah’s Treasure Chest (a non-profit for enriching the lives of children in need) from May 2013 until present. Ms. Borchers earned her B.S. degree in Accounting and M.B.A from the University of Dayton. She has served as a Trustee of the Trust since 2021. The Board has concluded that Ms. Borchers is suitable to serve as a Trustee because of her leadership roles, business experience and academic background.

Please retain this Supplement for future reference.